UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2026

ALLIANCE ENTERTAINMENT HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40014	85-2373325
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8201 Peters Road, Suite 1000

Plantation, FL, 33324

(Address of Principal Executive Offices) (Zip Code)

(954) 255-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AENT	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	AENTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 12, 2026, Alliance Entertainment Holding Corporation, a Delaware corporation (the “Company” or “Alliance”), issued a press release regarding Alliance’s financial results for its fiscal quarter ended December 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 2.02, including the exhibit attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 10, 2026, the Company entered into new executive employment agreements with Jeffrey Walker and Bruce Ogilvie, which supersede and replace Mr. Walker’s and Mr. Ogilvie’s respective prior employment agreements with the Company. Pursuant to the employment agreements, Mr. Walker will continue to serve as the Company’s Chief Executive Officer and Mr. Ogilvie will continue to serve as the Company’s Executive Chairman, each for a three-year term. Under the employment agreements, each of Mr. Walker and Mr. Ogilvie will receive an annual base salary of $800,000. All other terms of each executive’s employment agreement are substantially similar to each executive’s prior employment agreement.

The foregoing description of the employment agreements is a summary and does not purport to be complete. Such description is qualified in its entirety by reference to the text of the employment agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

An updated version of an investor presentation of the Company is attached as Exhibit 99.2 to this Current Report on Form 8-K. The presentation will be accessible online through the Investor Relations section of the Company’s website, located at ir.aent.com, under the heading “Investor Presentation.” The information on the Company’s website is not a part of this Current Report on Form 8-K.

The information set forth in this Item 7.01, including the exhibit attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 10, 2025 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC, which are accessible through the Investor Relations section of the Company’s website at ir.aent.com. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The Company disclaims any obligation to update any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
10.1	Employment Agreement by and between Alliance Entertainment Holding Corporation and Jeffrey Walker, dated February 10, 2026
10.2	Employment Agreement by and between Alliance Entertainment Holding Corporation and Bruce Ogilvie, dated February 10, 2026
99.1	Press Release dated February 12, 2026.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2026	ALLIANCE ENTERTAINMENT HOLDING CORPORATION

	By:	/s/ Bruce Ogilvie
	Name:	Bruce Ogilvie
	Title:	Executive Chairman